21. Direct taxes, charges and contributions payable (Tables)	12 Months Ended
Dec. 31, 2019
Direct Taxes, Charges And Contributions Payable [Abstract]
Schedule of direct taxes charges and contributions payable

Brazilian tax legislation allows companies to choose quarterly or monthly payments of income tax and social contribution. From 2016 onward, the Company chose to make monthly payments of income tax and social contribution.

	2019	2018

Direct taxes, charges and contributions payable	508,615	542,213

Income tax and social contribution	346,097	372,467
PIS/COFINS	130,327	76,072
Other (*)	32,191	93,674

Current portion	(296,305)	(332,333)
Non-current portion	212,310	209,880

(*) The composition of this account refers mainly to the subsidiary’s adherence to the Tax Recovery Program – REFIS, as of 2009. For installment payment of debts due on federal taxes (PIS, COFINS, IR and CSLL) whose final maturity will be on October 31, 2024.